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                                                                   EXHIBIT 10.10

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                           MEMORANDUM OF UNDERSTANDING

                      AU-SYSTEM MOBILE - CELLPOINT SYSTEMS
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Memorandum of Understanding                                                 1


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PARTIES

This Memorandum of Understanding, MoU, is made this 17th day of February 1999, by and between:

CELLPOINT SYSTEMS AB, a company organised under the laws of Sweden, having their registered office at Sofielundsvagen 4, 191 47, Sollentuna, hereinafter referred to as "CellPoint"

and

AU-System Mobile AB a company organised under the laws of Sweden, having their registered office at Box 47612, 117 94 Stockholm, Sweden Hereinafter referred to as "AUS", collectively CellPoint and AUS will be referred to as the "The Parties" for the purpose of this Agreement.

PREAMBLE

AUS is a market-leading supplier of software products in the area of SIM card management and value-added services to GSM operators.

CELLPOINT is a market-leading supplier of positioning systems to GSM operators.

OBJECTIVES

The objective of this MoU is to establish the terms under which CellPoint and AUS will work together on the market.

This MoU should be finalised by February 1999.

The parties agree that this is a non-exclusive agreement. Nothing in this agreement shall prevent either party from entering into any type of agreement or relationship with any third party.

DEFINITION OF PRODUCTS

AviSIM OTA ENABLED FOR POSITIONING: AviSIM OTA Wireless Internet Gateway with plug-in modules for positioning services and plug-in modules in the WIB (Wireless Internet Browser).

THE CELLPOINT SYSTEM: The CellPoint System for positioning.

SCOPE

AUS and CellPoint recognize that the combined capabilities of the two companies have a wide range of opportunities available in the area of location-based value added services.


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Memorandum of Understanding                                                 2

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AUS and CellPoint will market and sell its respective products independent of each other.

Each company will finance and own development efforts that are needed to proceed with the cooperation.

Each company will market and sell its own products. When there is a joint business opportunity the parties will co-ordinate its respective offering to try to win the business.

Co-ordination shall be achieved by having regular meetings between the parties sales organisations.

The SMS Gateway from AUS shall be regarded as a special case, and where a technical and commercial discussion and evaluation shall be conducted between the parties. From case to case, it will be determined if it makes sense for the parties that CellPoint should use the AUS SMS gateway and if so, what compensation should be paid by CellPoint.

DEGREE OF EXCLUSIVITY

The parties should see each other as preferred partners, which does not exclude other partnerships.

DEMO SYSTEM

CellPoint have the possibility to buy the hardware and third party software and AUS will provide free of charge AviSIM OTA software to operate a demo system. Any requested AUS support activity would be charged. AUS will provide training free of charge to allow CellPoint sales staff to operate the demo system.

COMMITMENTS OF AUS

--   Include CellPoint's name as a partner in all marketing materials.

-- Include the CellPoint System, wherever appropriate, in general marketing activities and programs.

--   Co-ordinate sales activities with CellPoint

COMMITMENTS OF CELLPOINT

-- Include AviSIM OTA, wherever appropriate, in general marketing activities and programs.

--   Co-ordinate sales activities with AUS.

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Memorandum of Understanding                                                 3

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LENGTH AND RENEWAL OF MOU

This MoU shall become effective, as of the date of the signature by both parties written below and shall continue until a replacement agreement has been signed between the parties or until December 31, 1999.

TERMINATION OF MOU

Either party can terminate this MoU at any time.

This contract has been drawn up in two identical copies and duly signed accordingly:

Sollentuna 17/2 1999                            Stockholm 17/2 1999

CELLPOINT SYSTEMS AB                            AU-SYSTEM MOBILE AB

/s/ PETER HENRICSSON                            /s/ ANDERS HARDEBRING
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Peter Henricsson                                Anders Hardebring
Chairman                                        Executive Vice President











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Memorandum of Understanding                                                 4